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                                                                  EXHIBIT 10.33

                    LEASE AGREEMENT - COMMERCIAL BUILDING

     In consideration of the rents and covenants hereinafter set forth, LESSOR hereby leases to LESSEE and LESSEE hereby leases from LESSOR, the following described Premises upon the following terms and conditions:

                            ARTICLE 1
                     GENERAL LEASE PROVISIONS

1.1 COMMENCEMENT DATE/INITIAL LEASE TERM: A term of seven (7) months, commencing on February 1, 1997 (the "Commencement Date") and ending on August 31, 1997, thereafter continuing on a month to month basis.

1.2  LESSOR: PDG, Ltd., A California Limited Partnership.

1.3  LESSEE: EarthShell Container Corporation.

1.4 PREMISES: That industrial space identified as the southwestern portion of 500 South Fairview Avenue, located in the unincorporated area of Goleis, County of Santa Barbara, State of California, consisting of approximately 24,000 leasable square feet in (1) a building consisting of approximately 108,000 leasable square feet; and (2) a separate building consisting of approximately 2,500 square feet known as the former gas station. The Premises refers to the approximately 24,000 square foot leased area rather than the entire 108,000 square foot building.

1.5 MINIMUM MONTHLY RENT: Fourteen Thousand Four Hundred Dollars ($14,400) per month is payable on the first day of each month for the term of this Lease, subject to rent adjustments as specified hereinafter:

1.6  PERMITTED LIENS:  Warehousing, production and other related legal uses.

1.7  ADDRESSES FOR NOTICES:

     To LESSOR:                               To LESSEE:
     PDG Limited                              Mr. Richard K. Huirne
     c/o Pacifica Property Management Co.     EarthShell Container Corporation
     1033 Anacapa Street                      900 Miramonte Drive
     Santa Barbara, CA 93101                  Santa Barbara, CA 93109-1419

1.8  INITIAL SECURITY DEPOSIT: None

1.9  PREPAID RENT DEPOSIT: Fourteen Thousand Four Hundred Dollars
($14,400.00) for the month of February 1 - 28, 1997.

1.10 UTILITIES/SERVICES: LESSEE shall pay 100% of the following items supplied to the Premises:

Electricity            LESSEE      Gas   LESSEE    Water/Sewer     LESSEE
Janitorial (Interior)  LESSEE
HVAC Maintenance       LESSEE      Trash LESSEE    Security/Alarm  LESSEE

1.11 LATE CHARGE: A late charge of Eight Hundred Sixty-Four Dollars ($864.00) shall apply to all delinquent payments.

     The General Lease Provisions specified above are subject to the terms and conditions more fully set forth in subsequent articles. In the event of any conflict between the General Lease Provisions specified above and the balance of the Lease, the latter shall control.

                             ARTICLE 2
                              EXHIBITS

     The following Exhibit is incorporated into this Lease:  None


                           ARTICLE 3
                           PREMISES


3.1 DESCRIPTION: LESSOR hereby leases to LESSEE and LESSEE hereby leases from LESSOR, as of the Commencement Date specified in Article 1.1, at the rental rate and upon the terms and conditions hereinafter set forth, the commercial space referred to in Article 1.5, hereinafter referred to as the "Premises". The parties acknowledge that the figures represent a fair and reasonable approximation of the square footage of the Premises and agree to be bound by these stipulations for purposes of determining charges based upon square footage as may be required herein. In reliance on this stipulation, this agreement is entered into as to all other particulars.

3.2 PARKING FACILITIES: Any parking spaces provided by LESSOR in or about the building or Premises are reserved and restricted as to their use. LESSOR shall have the right to establish and enforce reasonable rules and regulations concerning the use of the parking area, and LESSEE, its


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employees and customers will not park in the parking areas of the building except in those areas, if any, specifically designated in writing by LESSOR.

3.3 RIGHT OF FIRST REFUSAL TO LEASE ADJACENT SPACE: LESSOR grants to LESSEE a right of first refusal to lease adjacent space. By delivering to LESSEE a written Intent To Lease, LESSOR shall notify LESSEE of serious interest to lease other space in the building. For a period of three (3) business days after receipt by LESSEE of an Intent to Lease, LESSEE shall have the right to give written notice to LESSOR of LESSEE's exercise of LESSEE's right to lease additional space in the building on the same terms and conditions as set forth in the Intent to Lease. In the event that LESSOR does not receive written notice of LESSEE's exercise of the right grant herein within said three (3) day period, there shall be a conclusive presumption that LESSEE has elected not to exercise LESSEE's right hereunder, and LESSOR may lease the balance of the building to another party.

                            ARTICLE 4
                              TERM

4.1 INITIAL TERM: The initial term of this Lease shall begin on the Commencement Date specified in Article 1.1. Subject to extension or sooner termination as herein provided, this Lease shall continue for the initial term specified in Article 1.1.

4.2 DELAY IN COMMENCEMENT: If for any reason LESSOR cannot deliver possession of the Premises to LESSEE on the Commencement Date specified in this Lease, this Lease shall not be void or voidable, nor shall LESSOR be liable to LESSEE for any loss or damage resulting therefrom. The term of this Lease shall not be extended by such delay; provided, however, that if LESSOR is unable to deliver possession of the leased Premises to LESSEE within thirty (30) days after the Commencement Date, either LESSEE or LESSOR may terminate this Lease by giving ten (10) days' notice of such election, and thereupon both parties hereto shall be relieved and discharged of all further liability hereunder.

4.3 EARLY OCCUPANCY: If LESSEE is permitted by LESSOR to occupy the Premises prior to the Commencement Date, LESSEE'S occupancy shall be subject to all the provisions of this Lease. Early occupancy of the property shall not advance the expiration date of this Lease. LESSEE shall pay, in advance, the prorated minimum monthly rent for such partial month occupied and such other prorated charges as specified in this Lease to be paid by LESSEE that are attributed to the early occupancy period, and LESSEE shall further maintain the insurance hereinafter required.

4.4 SURRENDER OF PREMISES/HOLDING OVER: LESSEE will surrender possession of the Premises to the LESSOR at the expiration of the initial Lease term or earlier termination of this Lease. LESSEE shall be liable for, and reimburse LESSOR for, and indemnify LESSOR against, all damages incurred by LESSOR by any delay of LESSEE in vacating the Premises as required under this Lease. If LESSEE does not vacate the Premises upon expiration or earlier termination of the Lease, and LESSOR thereafter accepts rent from LESSEE, LESSEE'S occupancy of the Premises shall be a month-to-month tenancy, subject to all terms of this Lease which can reasonably be applied to a month-to-month tenancy. LESSEE acknowledges that LESSOR is under contract to sell the entire property underlying the Premises and the adjacent parcel, and it may be the intention of the buyer to demolish all of the existing improvements for redevelopment of the land for shopping center purposes. LESSOR will notify LESSEE ninety
(90) days in advance of the close of escrow, and if the buyer desires that LESSEE vacate the Premises, then LESSEE agrees to do so within said ninety
(90) days. Failure to vacate shall constitute an unlawful holdover of the month to month occupancy, and the LESSOR shall be subject to substantial damage should LESSEE not vacate within said ninety (90) days.

                             ARTICLE 5
                    MINIMUM MONTHLY RENTAL/DEPOSIT

5.1 MINIMUM MONTHLY RENTAL: LESSEE agrees to pay as a minimum monthly rent the sum of Fourteen Thousand Four Hundred Dollars ($14,400.00).

5.2 PREPAID DEPOSITS: LESSEE shall pay to LESSOR upon the execution of this Lease, prepaid rent in the amount as determined in Article 1.9, which amount shall be allocated towards the payment of the minimum rent for the first month specified in Article 1.1.

5.3 TIME AND MANNER OF PAYMENT: LESSEE agrees that all rent payable by LESSEE herein shall be paid by LESSEE no later than the close of business on the day which it is due, as specified in Article 1.5, without deduction, set-off, prior notice or demand. Rent shall be payable at LESSOR'S address specified in Article 1.7 or such other place as LESSOR may designate in writing.

5.4 SECURITY DEPOSIT. LESSEE shall deposit with LESSOR upon execution of this Lease, the amount specified in Article 1.8, as a security deposit for performance by LESSEE of its obligations under this Lease. LESSEE agrees that if LESSEE defaults in its performance of this Lease, or in the payment of any sums owing to LESSOR, then LESSOR may, but shall not be obligated, to use the security deposit or a portion thereof to cure such default or to compensate LESSOR for any damage, including late charges, sustained by LESSOR and resulting from LESSEE'S default. Immediately upon demand by LESSOR, LESSEE shall pay to LESSOR an amount equal to the portion of the security deposit so expended or applied by LESSOR as provided herein, in order to maintain a

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security deposit in the original amount initially deposited with LESSOR. If
LESSEE is not in default at the expiration or termination of this Lease, LESSOR shall return the unexpended portion of the security deposit to LESSEE, without interest. LESSOR'S obligation with respect to the security deposit shall be that of a debtor and not of a trustee. LESSOR shall be entitled to commingle the security deposit with the general funds of LESSOR. LESSEE acknowledges that the security deposit is not to be applied to LESSEE'S last month's rent.

                               ARTICLE 6
                            ADDITIONAL RENT

6.1 ADDITIONAL RENT: LESSEE agrees that unless this Lease otherwise provides, all additional rents shall be paid with the minimum monthly rent at the time and manner specified in Article 5.3.


                               ARTICLE 7
                          POSSESSION AND USE

7.1 PERMITTED USES: LESSEE agrees that the Premises shall be used and occupied only for the purpose specified in Article 1.6, and for no other purpose or purposes, without LESSOR'S prior written consent.

7.2 MANNER OF USE: LESSEE shall not cause or permit the Premises or property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, or which annoys or interferes with the rights of other lessees of the building or property in which the Premises are located or adjacent thereto, or to otherwise commit a nuisance or waste on or about the Premises.

7.3   CONTINUOUS OPERATION: Not Applicable.

7.4 COMPLIANCE WITH LAW: LESSEE shall, at LESSEE'S sole cost and expense, comply with all of the regulations, requirements, ordinances and statutes of all Municipal, State and Federal authorities now in force or which may hereafter be in force, which pertain to the leased Premises and the use and occupancy thereof by LESSEE.

7.5 INSURANCE HAZARDS: LESSEE shall neither engage in, nor permit others to engage in, any activity or conduct that will cause the cancellation of, or increase in premium for, any insurance maintained by LESSOR, and will pay any increase in insurance premiums attributable to LESSEE'S particular use of the leased Premises. LESSEE shall, at LESSEE'S sole expense, comply with all requirements of any insurance organization or company pertaining to the use of the Premises necessary for the maintenance of reasonable fire and public liability insurance covering the building.

7.6 LESSEE'S WARRANTY ON USE OF PREMISES: LESSEE specifically warrants and represents that it has fully investigated the leased Premises and determined through such investigation that said Premises are usable by LESSEE, and has further determined what fees and licenses may be imposed or required for such use. In view of such investigation, and in consideration of the leasing of the Premises by LESSOR to LESSEE, LESSEE hereby expressly acknowledges and agrees that neither LESSOR, its leasing agents, employees or representatives have made any warranty with reference to the ability of LESSEE to use the Premises in a manner intended by LESSEE or what fees or licenses, if any required, might be imposed or required of LESSEE for such use. LESSEE expressly agrees to hold LESSOR, its leasing agents, employees and representatives free and harmless from any and all claims, causes of action, or liability arising or resulting from the inability of LESSEE to use the Premises in a manner intended, whether such inability arises as a result of any restriction of law, ordinance or statute enacted by any public agency, entity, or for any reason whatsoever. LESSEE shall defend and hold harmless LESSOR, its leasing agents, employees and representatives from any cost and expense of defending any such adverse claim, including, but not limited to, attorneys' fees and court costs incurred in connection with such defense. LESSEE shall further pay any fees and charges as might be imposed for such use.

7.7 NEGATION OF PARTNERSHIP/JOINT VENTURE: Nothing in this Lease is intended, and no provision of this Lease shall be construed, to make LESSOR a partner of, nor a joint venturer with LESSEE, or associated in any other way with LESSEE in the operation of the leased Premises, or to subject the LESSOR to any obligation, loss, charge or expense resulting from or attributable to LESSEE'S operation or use of the Premises.

7.8 USE OF OTHER SPACE: LESSOR and LESSEE acknowledge that LESSOR will continue to market the balance of the building in an effort to lease the vacant space to other tenants. LESSOR shall ensure that the new tenant's premises are securely demised so as not to interfere with LESSEE's operations. LESSEE agrees to cooperate and work with LESSOR should LESSOR produce said other tenants for the remaining vacant space.


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                               ARTICLE 8
                               UTILITIES

8.1   LESSEE'S OBLIGATION TO PAY: Except as may otherwise be provided in
Article 1.10, LESSEE shall make all arrangements for and shall pay the charges when due for water, gas and heat, light, power, telephone service, trash collection and all other sources of utilities supplied to the Premises during the entire term of this Lease, and shall promptly pay all connection and termination charges therefor. If the utilities are not separately metered for the leased Premises, LESSEE shall pay its proportionate share of the costs as reasonably determined by LESSOR in his discretion, or the increased costs incurred by the LESSOR causing utility services to be furnished to the building of which the leased Premises are a part, at the time and manner provided for payment of rent in this Lease, unless such
Article 1.10 shall require LESSOR to furnish such utilities at the sole cost and expense of LESSOR.

8.2 SUSPENSION OF SERVICES: The suspension and interruption in utility services to the Premises for reasons beyond the control of LESSOR shall not constitute a default by LESSOR or entitle LESSEE to any reduction or abatement of rent.


                               ARTICLE 9
                        INDEMNITY AND INSURANCE

9.1 INDEMNITY BY LESSEE: LESSEE covenants with LESSOR that LESSOR, his agents, servants, employees and property managers shall not be liable for any damage or liability of any kind for any injury to or death of persons, or for any damage to property of LESSEE or of any other persons occurring from and after the Commencement Date of this Lease, arising from any cause whatsoever by reason of construction, use, occupancy or enjoyment of the Premises by LESSEE or any other person thereon; provided, however, LESSEE shall not be liable for any damage, liability, injury or death occasioned by the negligence or willful acts of LESSOR or its designated agents, servants or employees, unless covered by insurance LESSEE is required to provide.

9.1.1 LESSEE shall indemnify, defend and hold LESSOR harmless from all liability whatsoever on account of any such real or claimed damage, liability, injury or death from all liens, claims, and demands arising out of construction, use, occupancy or enjoyment of the Premises and its facilities, and from any repairs, alterations or improvements which LESSEE may make or cause to be made upon said Premises, whether such claims are made by guests, invitees, employees, agents, unrelated third parties, and other reasonable costs, expenses and liabilities incurred from the first notice to LESSOR that any claim or demand is to be made or may be made.

9.1.2 LESSEE shall at all times occupy the Premises as specified in Article
7.2 and make sufficient use thereof so that LESSOR'S insurer shall not rate the Premises as "vacant" and require a surcharge on the fire and extended coverage insurance premium on account of such vacancy.

9.2.1 LESSEE'S INSURANCE OBLIGATION: From and after the Commencement Date of the Lease, as provided for in Article 1.1, LESSEE shall carry and maintain at its sole cost and expense, the following types of insurance, and in the amount specified and in the form hereinafter provided;

      1. PUBLIC LIABILITY AND PROPERTY DAMAGE: Bodily injury and property damage liability insurance with coverage limits of not less than Two Million Dollars ($2,000,000) combined for each occurrence and in the aggregate insuring against any and all liability of the insured (LESSOR and LESSEE) with respect to said Premises or arising out of the maintenance, use or occupancy thereof. All such bodily injury liability insurance shall specifically insure the performance by LESSEE of the indemnity agreement as to the liability for injury to or death of persons and damage of property as is more specifically provided for in Article 9.

      2. LESSEE IMPROVEMENTS: Insurance covering LESSEE'S trade fixtures, merchandise and personal property on or upon the Premises, in an amount not less than ninety percent (90%) of their full replacement cost as they appear from time-to-time during the term of this Lease, providing protection against any peril included within the classification "all risk". Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed, unless this Lease shall cease and terminate under Article 16.

9.3 LESSOR'S INSURANCE OBLIGATION: LESSOR shall maintain casualty insurance on the building in which the leased Premises are situated, in an amount not less than ninety percent (90%) of the full replacement costs as they appear from time-to-time during the term of this Lease, providing protection against any peril included within the classification "all risk", and public liability insurance on not less than the amount required to be carried by LESSEE.

9.4 MUTUAL WAIVER OF SUBROGATION RIGHTS: LESSOR and LESSEE hereby waive any rights each may have against the other on account of any loss or damage suffered by LESSOR or LESSEE, as the case may be, to their respective property, the Premises, its contents or to other portions of the building arising from any risk generally covered by "all risk" insurance; and the parties each, on behalf of their respective insurance companies insuring the property of either LESSOR or LESSEE against any such loss, waive any right of subrogation that either may have against the other, as the case may be. LESSEE on behalf of its insurance companies insuring the Premises, its contents, LESSEE'S other property or other portions of the building, waives any right of subrogation which

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such insurer or insurers may have against any of the parties to this Lease
Agreement. The foregoing waiver of subrogation shall be offered only so long as no such policy carried by LESSOR will be invalidated thereby.

9.5 INDEMNITY BY LESSOR: LESSOR agrees to indemnify, defend and hold harmless LESSEE from and against any and all claims, demands, actions, cause of action, or liabilities of whatever kind or nature arising out of or in any way related to (1.) the existence of hazardous materials on, under or about the Premises at the commencement of this Lease or otherwise not attributable to LESSEE's use of the Premises; and (2.) the negligence or willful acts of LESSOR or its designated agents, servants or employees.

                               ARTICLE 10
                        LESSEE'S PERSONAL PROPERTY

10.1 INSTALLATION OF PROPERTY: LESSOR shall have no interest in any movable equipment, furniture or trade fixtures owned by LESSEE, or installed in or upon the leased Premises solely at the cost and expense of LESSEE. Prior to creating or permitting the creation of any lien or security or reversionary interest in any removable personal property to be placed in or about the leased Premises, LESSEE shall obtain written agreement of the party holding such interest to make such repairs necessitated by the removal of such property and any damages resulting therefrom as may be necessary to restore the leased Premises to the condition upon lease commencement excepting only reasonable wear and tear, in the event said property is thereafter removed from the leased Premises by said party, or by any agent or representative thereof or purchaser thereof, pursuant to the exercise or enforcement of any rights incident to the interests created, without any cost or expense to LESSOR.

10.2 REMOVAL OF PERSONAL PROPERTY: LESSEE shall have the right to remove, at its own cost and expense upon the expiration of this Lease, all removable equipment, furniture or trade fixtures owned by or installed at the expense of LESSEE on the leased Premises during the term of this Lease. All such personal property shall be removed prior to the close of business on the last day of the Lease term and LESSEE shall make such repairs necessitated by the removal of said property and any damage resulting therefrom as may be necessary to restore the leased Premises to good condition and repair, excepting only reasonable wear and tear. Any such property not so removed shall be deemed to be abandoned or, at the option of LESSOR, shall be removed and placed in storage for the account, cost and expense of LESSEE.

                                    ARTICLE 11
                                 ALTERATIONS/LIENS

11.1 CHANGES BY LESSEE: Any alterations, additions, improvements or changes, including any remodeling, painting or redecorating that LESSEE may desire to make in, to, or upon the leased Premises, shall be made at LESSEE'S sole cost and expense, and only after first submitting the plans and specifications therefore to LESSOR, and obtaining the consent of LESSOR thereto in writing. Any such alterations or improvements shall at once become a part of the leased Premises, and, unless LESSOR exercises its option to require LESSEE to remove any alterations that LESSEE has made to the Premises, shall be surrendered to LESSOR upon expiration or sooner termination of this Lease.

11.2 NOTICE OF NONRESPONSIBILITY: LESSOR or its representatives shall have the right to go upon and inspect the Premises at all reasonable times. LESSOR shall have the right to post and keep posted thereon notices of nonresponsibility or such other notices which LESSOR may deem to be proper for the protection of LESSOR'S interest in the Premises. LESSEE shall, before the commencement of any work which might result in any such lien, give to LESSOR written notice of its intention to do so and sufficient time to enable the posting of such notice.

                                  ARTICLE 12
                             REPAIRS/MAINTENANCE

12.1 CONDITION OF THE PREMISES: By entry hereunder, LESSEE acknowledges it has conducted an investigation of the Premises and accepts the Premises as being in acceptable condition for LESSEE's proposed use. LESSEE accepts the Premises in "as-is" condition.

12.2 LESSOR'S MAINTENANCE: The LESSOR shall have no obligations to maintain any part of the building or Premises.

12.3 LESSEE'S MAINTENANCE: LESSEE agrees, at its own costs and expense, as follows:

   1. To maintain throughout the Lease term in at least the condition in which it was in upon commencement of this Lease, all portions of the leased
Premises and property on which it is located, including, without limitation:

        a. The interior of the leased Premises, including flooring, exposed plumbing and wiring, and paint and finish;

        b. Any windows or sky lights and doors (including the entrance doors) contained within the Premises as described in Article 3.1;


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        c.  Any personal property situated in or on the Premises; and

        d. Any heating, ventilation or air conditioning equipment used by LESSEE.

     2. To notify LESSOR promptly of any damage to the leased Premises resulting from or attributable to the acts or omissions of LESSEE, its invitees or authorized representatives, and thereafter, promptly to repair all such damage as provided for herein.

                                  ARTICLE 13
                                MECHANICS LIENS

13.1 LESSEE'S COVENANTS: LESSEE agrees that it will pay or cause to be paid, all costs for work done by LESSEE or caused to be done by LESSEE on the Premises, and LESSEE will keep the Premises free and clear of all mechanics liens and other liens on account of work done by LESSEE or persons claimed under LESSEE. LESSEE shall indemnify, defend and hold LESSOR harmless from any and all liability, costs, damages, attorneys' fees and other expenses, on account of a claim of lien of laborers or materialmen or others for work performed or material supplied or furnished to LESSEE or persons claimed under LESSEE.

                                 ARTICLE 14
                           DAMAGE OR DESTRUCTION

14.1 ABATEMENT OF RENT: Should the leased Premises be damaged or destroyed during any time of this Lease, there shall be an abatement or reduction of the minimum monthly rent between the date of the destruction and the date of restoration, based upon the extent of which the destruction interferes with the LESSEE'S use of the leased Premises. Because of the short-term nature of this lease, LESSEE shall not have any responsibility to repair or restore the damaged Premises.

                                   ARTICLE 15
                      ASSIGNING, SUBLETTING AND HYPOTHECATING

15.1 ASSIGNMENT AND SUBLETTING: LESSEE shall not sublet or assign this Lease, or any part hereof or interest therein, or grant any rights hereunder, without first obtaining the prior written consent of the LESSOR. Such consent cannot be unreasonably withheld.

                                   ARTICLE 16
                       DEFAULT BY LESSEE; LESSOR REMEDIES

16.1 INSOLVENCY OF LESSEE: If, during the term of the Lease, the LESSEE shall:

      1.  Make an assignment for benefit of creditors; or

      2. Have a voluntary or involuntary Petition filed by or against the LESSEE under any law having for its purpose the adjudication of the LESSEE as bankrupt or the extension of time of payment, composition, adjustment, modification, settlement or satisfaction of the liabilities of the LESSEE, or to which any property of the LESSEE may be subject and, if the Petition be involuntary, if said Petition be granted; or

      3. Have a receiver appointed for LESSEE by reason of the insolvency or alleged insolvency of the LESSEE, and said receiver is not discharged within ten (10) days or upon the hearing of a timely filed petition to dismiss, absolve or otherwise terminate the receivership, which ever shall occur later; or

      4. Suffer any department of the State or Federal government or any officer thereof duly authorized to take possession of the leased Premises and the Improvements thereon by reason of the insolvency of the LESSEE, and the taking of possession shall be followed by a legal adjudication of the insolvency, bankruptcy or receivership of LESSEE; then upon the occurrence of any such contingency, LESSOR shall be entitled to terminate this Lease for any breach thereof by LESSEE by giving written notice of the termination to LESSEE; and upon the giving of such notice, this Lease shall be terminated and the same shall expire as fully and completely as if the day of such notice were the date herein specifically fixed for the expiration of the term of this Lease. The LESSEE will then quit and surrender the leased Premises and the Improvements thereof to LESSOR, but the LESSEE shall remain liable as hereinafter provided.

16.2  BREACH OF COVENANT; ABANDONMENT: If, during the term of this Lease,
LESSEE: (a) shall default in fulfilling any of the covenants or conditions of this Lease (other than the covenant for the payment of rent or other monies payable by LESSEE hereinunder, or with reference to the commission of a nuisance or waste on the Premises); or (b) shall abandon or vacate the leased Premises, LESSOR shall give to the LESSEE written notice as required by the Code of Civil Procedure Section 1161 of such default or the happening of such contingency, except that said statutory notice shall be changed from a 3-Day Notice to a 10-Day Notice. If, at the expiration of ten
(10) days after service of such notice, the default or contingency upon which said notice was based shall continue to exist, or in the case of a default or a contingency which cannot with due diligence be


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cured within a period of ten (10) days, if the LESSEE fails to proceed promptly after the service of such notice to prosecute the curing of such default with all due diligence within a reasonable period of time, LESSOR may terminate this Lease per said notice. Upon such termination, the LESSEE shall quit and surrender the leased Premises and the improvements thereon to the LESSOR, but the LESSEE shall remain liable as hereinafter provided.

16.3 FAILURE TO PAY RENT OR OTHER CHARGES: If the LESSEE shall default in the payment of the minimum rent expressly reserved hereunder or any part of the same, or shall default in the payment of any other rent or other charges required to be paid by the LESSEE hereunder or any part of the same, and such default shall continue for a period of three (3) days after written notice thereof by LESSOR, as required by the Code of Civil Procedure Section 1161, the LESSOR may terminate this Lease per said notice. Upon such termination, the LESSEE shall quit and deliver the leased Premises and the improvements thereon to the LESSOR, but the LESSEE shall be liable as hereinafter provided.

16.4 LESSOR'S DAMAGES: If LESSEE breaches this Lease and abandons the Premises before the end of the term, or if LESSEE'S right of possession is terminated by LESSOR because of a breach of this Lease pursuant to any of the foregoing provisions of this Article or otherwise, then in any such case LESSOR may recover from LESSEE all the damages suffered by LESSOR as a result of LESSEE'S failure to perform LESSEE'S obligations hereunder, including, but not restricted to, the worth at the time of the award (computed in accordance with paragraph (b) of Section 1951.2 of the California Civil Code) of the amount by which the rent then unpaid hereunder for the balance of the term exceeds the amount of such rental loss for the same period which the LESSEE proves could be reasonably avoided by LESSOR. Although LESSEE breaches this Lease and abandons the property, the Lease shall continue in effect for so long as LESSOR does not terminate the LESSEE'S right to possession and the LESSOR may enforce all of the rights and remedies under this Lease, including the right to recover rent as it becomes due under the Lease (in accordance with paragraph (b) of Section 1951.4 of the California Civil Code). Nothing contained herein shall diminish or take away the right of the LESSOR to seek and obtain such equitable relief against LESSEE as may be appropriate.

16.5 LATE CHARGES: LESSEE'S failure to pay rent promptly may cause LESSOR to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on LESSOR by any ground lease, mortgage or trust deed encumbering the property. Therefore, if LESSOR does not receive any rent payment within five
(5) days after it is due, LESSEE shall pay LESSOR a late charge as specified in Article 1.13. The parties agree that such late charges represent a fair and reasonable estimate of the costs LESSOR will incur by reason of such late payments. Said late charge shall become due and payable without further demand by LESSOR. The payment of a late charge shall not excuse or cure a default by LESSEE under this Lease.

16.6 INTEREST ON PAST DUE OBLIGATIONS: Any amount owed by LESSEE to LESSOR, which is not paid when due, shall bear interest at the rate of 10% per annum from the date due of such amount. However, interest shall not be payable on late charges to be paid by LESSEE under this Lease. The payment of interest on such amount shall not excuse or cure any default by LESSEE under this Lease. If the interest rate specified in this Lease is lower than the rate permitted by law, then the interest rate is hereby agreed to be the maximum legal interest rate permitted by law.

16.7 REMEDIES NOT EXCLUSIVE: In addition to the rights hereinbefore given in case of LESSEE'S breach or default, LESSOR may pursue any other remedy available to LESSOR at law or in equity.

16.8 LESSOR'S RIGHT TO CURE DEFAULT: At any time after LESSEE commits a default in the performance of any obligation by LESSEE under this Lease, LESSOR shall be entitled to cure such default, or to cause such default to be cured at the sole cost and expense of LESSEE. If by reason of any default by LESSEE, LESSOR incurs any expenses or pays any sums or performs any act requiring LESSOR to incur any expense or pay any sum, including reasonable fees and expenses paid or incurred by LESSOR in order to prepare and post or deliver any notice permitted or required by the provisions of this Lease, or otherwise permitted or contemplated by law, then the amount so paid by or incurred by LESSOR shall be immediately due and payable to LESSOR by LESSEE as additional rent. LESSEE hereby authorizes LESSOR to deduct said sums from any security deposit held by LESSOR, if LESSOR so elects, at LESSOR'S sole option. If there is no security deposit, or if LESSOR elects not to use any such security deposit, then such sum shall be paid by LESSEE immediately upon demand by LESSOR.

                                   ARTICLE 17
                      LESSOR'S MANAGEMENT OF THE BUILDING

17.1 MANAGEMENT OF THE BUILDING: LESSOR shall have the right, at its sole cost and expense and without liability to LESSEE, to close the common areas of the building, if any, when and to the extent necessary for maintenance or renovation purposes; to make changes to the common areas and parking areas, if any, including without limitation, changes in the location and nature of driveways, entrances, exits, parking spaces or the direction of the flow of traffic; and to change the plan of the building in which the Premises are situated to the extent necessary for its expansion or the remodelling or renovation thereof, so long as the changes do not substantially interfere with LESSEE's use or occupancy of the Premises, the ingress to and egress from the leased Premises or the flow of vehicular traffic in or to the building.

17.2 RULES AND REGULATIONS: LESSOR shall have the right from time to time to promulgate, amend and enforce against LESSEE and all persons upon the leased Premises reasonable rules and regulations for the safety, care and cleanliness of the Premises and the building or for the preservation of good order; provided, however, that all such rules and regulations shall apply substantially equally and without discrimination to all lessees of LESSOR in the building, and no such rule or regulation shall require LESSEE to pay additional rent. LESSEE agrees to conform and to abide by such rules and regulations, and a violation of any of them shall constitute a material default by LESSEE under this Lease.

                                   ARTICLE 18
                                     WAIVER

18.1 WAIVERS: Except as otherwise provided in this Lease, all waivers must be in writing and signed by the waiving party to be effective. LESSOR'S failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent LESSOR from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from LESSEE or in a letter accompanying a payment check shall be binding on LESSOR. LESSOR may, with or without notice to LESSEE, negotiate such check without being bound to the conditions of such statement, and may apply the funds to the account balance due and owing by LESSEE according to LESSOR'S standard accounting procedure.

                                   ARTICLE 19
                                LESSOR'S ACCESS

19.1 LESSOR or its agents may enter property at all reasonable times to show the property to potential buyers, investors, lessees or other parties, or for any other purpose LESSOR deems necessary with respect to the obligations and responsibilities of LESSOR under this Lease. LESSOR shall give LESSEE prior notice of such entry, except in the case of an emergency. LESSOR may place customary "For Sale" or "For Lease" signs on the property, in such places and at such times as are reasonably deemed necessary by LESSOR. In showing the building LESSOR shall attempt to minimize interference with LESSEE's operations.

                                   ARTICLE 20
                                 ATTORNEYS' FEES

20.1 In the event that any legal action is instituted by either of the parties hereto to enforce or construe any of the terms, conditions or covenants of this Lease, or the validity thereof, the party prevailing in any such action shall be entitled to recover from the other party all court costs and a reasonable attorneys' fee to be set by the court, and the costs and fees incurred in enforcing any judgment entered therein.

                                   ARTICLE 21
                            MISCELLANEOUS PROVISIONS

21.1 NOTICES: All notices hereunder shall be in writing and shall be deemed to have been given on the date delivered, if personally delivered, or if mailed, then on the first business day following the date on which it is mailed, by certified or registered mail, postage prepaid, addressed to the address specified in Article 1.9, or to such other address designated by the party as provided for herein.

21.2 JOINT AND SEVERAL LIABILITY: Each person or entity named as a LESSEE in this Lease, or who hereafter becomes a party to this Lease as a LESSEE in the leased Premises, or as an assignee or sublessee of LESSEE, shall be jointly and severally liable for the full and faithful performance of each and every covenant and obligation required to be performed by LESSEE under the provisions of this Lease.

21.3 BINDING ON SUCCESSORS: LESSOR and LESSEE agree that each of the terms, conditions and obligations of this Lease shall extend to and bind or inure to the benefit of (as the case may require) the respective parties hereto and each and every one of their respective heirs, executors, administrators, representatives, successors and assigns.

21.4 PARTIAL INVALIDITY: If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the full extent permitted by law.

21.5 COMPLETE AGREEMENT: This Lease and the Attachments and Exhibits hereto constitute the entire agreement between the parties and may not be altered, amended, modified or extended, except by an instrument in writing signed by the parties hereto. The parties respectively acknowledge and agree that neither has made any representations or warranties to the other not expressly set forth herein.

21.6 SUBORDINATION: LESSEE agrees to execute, acknowledge and deliver to LESSOR upon request, such documents and instruments as may be necessary to subordinate this Lease to any mortgage or trust deeds that now exist, or may hereafter be placed upon the Premises by LESSOR; to any and all advances made or to be made thereunder; to the interest on all obligations secured thereby; and to all renewals, modifications, considerations, replacements or extensions thereof.

      LESSOR and LESSEE have signed this Lease on the date specified, adjacent to their signatures below, and have initialed all riders which are attached to or are incorporated by reference in this Lease.

      This Lease is made and entered into this 1st day of February, 1997.

LESSOR:                                LESSEE:

PDG, A Calif. Ltd. Partnership         /s/ Scott Houston CFO for
------------------------------         ------------------------------
By: /s/ J.W. Beaver                    Earth Shell Container Corp.
------------------------------         ------------------------------
    Its Agent                          800 Miramonte Dr.
------------------------------         ------------------------------
                                       Santa Barbara, CA 93109
------------------------------         ------------------------------

Date:   2-7-97                         Date:   1/31/97
------------------------------         ------------------------------


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